Amendment No. 2
                               to
                  Schedule A to Exhibit (10)(j)
                         April 30, 1999

        The following table sets forth the name of each current director of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(j):

        Name of Director               Date Agreement Executed

        Richard A. Clarke                December 11, 1986
        Kenneth T. Derr                  January 1, 1994
        George F. Jewett, Jr.            December 11, 1986
        Richard B. Madden                May 6, 1988
        Vivian W. Piasecki               December 10, 1992
        Toni Rembe                       December 11, 1986
        John M. Richards                 January 1, 1991
        Reuben F. Richards               December 11, 1986
        Richard M. Rosenberg             December 10, 1992
        Judith M. Runstad                March 9, 1999
        Robert G. Schwartz               December 11, 1986
        L. Pendleton Siegel              November 1, 1997
        Charles R. Weaver                February 20, 1987
        Frederick T. Weyerhaeuser        December 11, 1986
        Dr. William T. Weyerhaeuser      February 22, 1990



                                                         Exhibit (10)(j)(ii)